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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                            ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                             13-5160382
(State of incorporation                                         (I.R.S. employer
if not a U.S. national bank)                                 identification no.)
One Wall Street, New York, N.Y.                                            10286
(Address of principal executive offices)                              (Zip code)
                           ---------------------------

                        CONSTELLATION ENERGY GROUP, INC.
               (Exact name of obligor as specified in its charter)

Maryland                                                              52-1964611
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification no.)
250 W. Pratt Street
Baltimore, Maryland                                                        21201
(Address of principal executive offices)                              (Zip code)
                           ---------------------------

                           Medium-Term Notes, Series B
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =  = = = = =
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1.    General information.  Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

----------------------------------- --------------------------------------------

    Name                                                        Address
----------------------------------- --------------------------------------------

Superintendent of Banks of               2 Rector Street, New York, N.Y.  10006,
the State of New York                    and Albany, N.Y. 12203
Federal Reserve Bank of New York         33 Liberty Plaza, New York, N.Y.  10045
Federal Deposit Insurance Corporation    Washington, D.C.  20429
New York Clearing House Association      New York, New York   10005


(b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No.

                  33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration
                  Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of May, 2000.

                              THE BANK OF NEW YORK

                                                 By:      /s/    MICHAEL CULHANE
                                                      --------------------------
                                                        Name:  MICHAEL CULHANE
                                                        Title:    VICE PRESIDENT
   -----------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286

                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 Dollar Amounts

ASSETS In Thousands Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin..               $3,247,576
   Interest-bearing balances...........................                6,207,543
Securities:
   Held-to-maturity securities.........................                  827,248
   Available-for-sale securities.......................                5,092,464
Federal funds sold and Securities purchased under
   agreements to resell................................                5,306,926
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............                                            37,734,000
   LESS: Allowance for loan and
     lease losses............                                            575,224
   LESS: Allocated transfer risk
     reserve........................                                      13,278
   Loans and leases, net of unearned income,
     allowance, and reserve............................               37,145,498
Trading Assets.........................................                8,573,870
Premises and fixed assets (including capitalized
   leases).............................................                  723,214
Other real estate owned................................                   10,962
Investments in unconsolidated subsidiaries and
   associated companies................................                  215,006
Customers' liability to this bank on acceptances
   outstanding.........................................                  682,590
Intangible assets......................................                1,219,736
Other assets...........................................                2,542,157
Total assets...........................................              $71,794,790
LIABILITIES
Deposits:

   In domestic offices.................................              $27,551,017
   Noninterest-bearing.......................                         11,354,172
   Interest-bearing..........................                         16,196,845
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................               27,950,004
   Noninterest-bearing..........................                         639,410
   Interest-bearing..........................                         27,310,594
Federal funds purchased and Securities sold under
   agreements to repurchase............................                1,349,708
Demand notes issued to the U.S.Treasury................                  300,000
Trading liabilities....................................                2,339,554
Other borrowed money:
   With remaining maturity of one year or less.........                  638,106
   With remaining maturity of more than one year
     through three years...............................                      449
   With remaining maturity of more than three years....                   31,080
Bank's liability on acceptances executed and
   outstanding.........................................                  684,185
Subordinated notes and debentures......................                1,552,000
Other liabilities......................................                3,704,252
Total liabilities......................................               66,100,355
EQUITY CAPITAL
Common stock...........................................                1,135,284
Surplus................................................                  866,947
Undivided profits and capital reserves.................                3,765,900
Net unrealized holding gains (losses) on
   available-for-sale securities.......................         (        44,599)
Cumulative foreign currency translation adjustments....
                                                                  (      29,097)

Total equity capital...................................                5,694,435
Total liabilities and equity capital...................              $71,794,790


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

================================================================================

                                                                Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi

Alan R. Griffith                                                  Directors
Gerald L. Hassell


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